                Voya Loan No.: 30325

PROMISSORY NOTE

$33,000,000.00    November 22, 2024

    FOR VALUE RECEIVED, the undersigned, STRATUS KINGWOOD PLACE, L.P., a Texas limited partnership (hereinafter referred to as the “Borrower”), hereby promises to pay to the order of VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY, or any subsequent holder hereof (hereinafter referred to as the “Lender”), at the office of VOYA INVESTMENT MANAGEMENT LLC, a Delaware limited liability company, in its capacity as administrative agent on behalf of the “Lenders” (as such term is defined in Paragraph 1 below) (hereinafter, in such capacity, together with its successors and assigns, referred to as the “Administrative Agent”), 5780 Powers Ferry Road N.W., Suite 500, Atlanta, Georgia 30327-4349, or at such other place as the Lender may from time to time designate in writing to the Borrower, the original principal amount of THIRTY-THREE MILLION AND 00/100 DOLLARS ($33,000,000.00), together with interest thereon from and after the date of disbursement hereunder at the “Note Rate” (as such term is defined in the “Loan Agreement”, as such term is hereinafter defined) determined by the Administrative Agent, both principal and interest to be paid in lawful money of the United States of America in accordance with the terms, conditions, and provisions of this Promissory Note (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as this “Note”).

    1.    Payment Terms; Defined Terms. The Borrower hereby agrees to pay the outstanding principal sum of this Note, together with interest accruing thereon at the rates and at the times (and in the amounts) set forth in that certain Loan Agreement dated of even date herewith, executed by and among the Borrower, the Lender and certain other lenders party thereto from time to time (hereinafter collectively referred to as the “Lenders”), and the Administrative Agent (hereinafter, as it may be from time to time amended, modified, extended, renewed, substituted, and/or supplemented, referred to as the “Loan Agreement”). Capitalized terms used but not defined herein shall have the meanings when used herein as are set forth in the Loan Agreement. All of the terms, conditions, and provisions set forth and contained in the Loan Agreement are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein, mutatis mutandis. In the event of a conflict or inconsistency between the terms, conditions, and provisions of this Note and those of the Loan Agreement, the terms, conditions, and provisions of the Loan Agreement shall govern and control to the extent of such conflict.

    For purposes of this Section 1, the term “interest” shall mean interest as such term is defined by the applicable usury laws of the State of Texas. It is the intention of the parties hereto to comply with the usury laws of the State of Texas; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note or in any of the Loan Documents securing payment hereof or otherwise related hereto, in no event shall this Note or such Loan Documents require the payment or permit the collection of interest in excess of the maximum amount permitted by such laws. If when considered independently of this paragraph, any such excess of interest would be contracted for, charged, or received under this Note or under the terms of any of the Loan Documents securing payment hereof or otherwise relating thereto, or in the event the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or in the event that all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged, or received under this Note or under any of the Loan Documents, including but not limited to any prepayment premiums deemed to be interest under the applicable usury laws of the State of Texas, securing payment hereof or otherwise relating hereto, on the amount of principal actually outstanding from time to time under this Note would exceed the maximum amount of interest permitted by applicable usury laws of the State of Texas, then in any such event, (a) the provisions of this paragraph shall govern and control, (b) neither the undersigned nor any other person or

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                Voya Loan No.: 30325

entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by the applicable usury laws of the State of Texas, (c) any such excess which may have been collected shall be either applied as a credit against the then-unpaid principal amount hereof or refunded to the Borrower, at the Administrative Agent’s option, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under the applicable usury laws of the State of Texas as now or hereafter construed by a court having jurisdiction thereof. It is further agreed that, without limiting the foregoing, all calculations of the rate of interest contracted for, charged, or received under this Note or under such other Loan Documents, which are made for the purpose of determining whether such rate exceeds such maximum lawful contract rate, shall be made, to the extent permitted by the laws of the State of Texas, by amortizing, prorating, allocating, and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged, or received from the Borrower or otherwise by the Administrative Agent or the Lender hereof in connection with such loan.

2.    Collateral. Payment and performance of this Note is secured by the Collateral Documents with respect to certain real and personal property as more particularly described in the Security Instrument. The Security Instrument contains “due on sale or further encumbrance” provisions which, together with all other terms of the Security Instrument, are incorporated herein by this reference.

3.    Borrower’s Waivers. The Borrower hereby knowingly and voluntarily (i) waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, notice of intent to accelerate, notice of acceleration of maturity, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note except for any notices expressly provided for in the Loan Agreement, and (ii) agrees that the liability of the Borrower hereunder shall not be in any manner affected by any indulgence, extension of time, renewal, waiver, or modification granted or consented to by the Administrative Agent. The Borrower hereby consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by the Administrative Agent with respect to the payment or other provisions of this Note, and to the release of any Collateral given to secure the payment hereof, or any part thereof, with or without substitution, and agrees that additional borrowers or guarantors may become parties hereto without notice to any of them or affecting any of their liability hereunder.

4.    Waivers in Writing. Neither the Administrative Agent nor the Lender shall, by any acts of omission or commission, be deemed to have waived any rights or remedies hereunder unless such waiver is in writing and signed by the Administrative Agent and then only to the extent specifically and expressly set forth therein. A waiver in respect of one event shall not be construed as continuing or as a bar to the exercise or waiver of such right or remedy in respect of a subsequent event.

5.    Successors and Assigns. This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the Lender and its successors, participants, and assigns, and subsequent holders hereof, and to the Administrative Agent and its successors and assigns in such capacity.

6.    Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Texas without regard to conflicts of law principles of Texas law.

7.    Entire Agreement. This Note, together with the Loan Agreement, the other Notes, the Collateral Documents, the Guaranty, the Environmental Indemnity, and the other Loan Documents, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements, and all prior or contemporaneous

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                Voya Loan No.: 30325

discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

8.    Notices. All notices or other written communications hereunder shall be delivered in accordance with the requirements of Section 10.1 of the Loan Agreement.

9.    Joint and Several Liability. If the Borrower consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

10.    Recourse Liability. The provisions of Sections 7.1 and 7.2 of the Loan Agreement are hereby incorporated by reference into this Note to the same extent and with the same force as if fully set forth herein.

    11.    Partial Invalidity. In case any term, condition, or provision of this Note or the application thereof to any Person or any circumstance shall to any extent be unenforceable or invalid for any reason, the remainder of this Note, or the application of such term, condition, or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be impaired thereby, and such term, condition, or provision shall be deemed modified to the extent necessary to be enforceable, or if such modification is not practicable, shall be deleted from this Note.

    12.    Amendments and Modifications. This Note and the other Loan Documents shall not be amended, modified, or supplemented without the prior express written consent of the Borrower and the Lender, which consent may be provided by the Administrative Agent.

13.    WAIVER OF JURY TRIAL. THE BORROWER AND, BY ITS ACCEPTANCE OF THIS NOTE, THE LENDER, AND THE ADMINISTRATIVE AGENT, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED ON OR ARISING OUT OF THIS NOTE, OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS, WHETHER ORAL OR WRITTEN, OR ACTION OF ANY PARTY HERETO. NONE OF THE BORROWER, THE LENDER, OR THE ADMINISTRATIVE AGENT SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BORROWER, THE LENDER, OR THE ADMINISTRATIVE AGENT EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY THE BORROWER AND THE ADMINISTRATIVE AGENT.

    THE BORROWER HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THIS NOTE AT THE TIME IT WAS SIGNED.

    THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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                Voya Loan No.: 30325

IN WITNESS WHEREOF, the Borrower, intending to be legally bound hereby, has executed and delivered this Note as of the date first above written.

WITNESS: _/s/ Leticia L. Silva_______________________ Name: Leticia L. Silva
BORROWER:

STRATUS KINGWOOD PLACE, L.P.,
a Texas limited partnership

By:      Stratus Northpark, L.L.C.,
a Texas limited liability company,
General Partner

By:         /s/ Erin D. Pickens
             Name: Erin D. Pickens
             Title: Senior Vice President

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